                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2008

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JUNE  30,  2008

( u n a u d i t e d )

Worldwide Insurance Trust

         WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2008, and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Hard Assets Fund had an outstanding first half of 2008, gaining 23.69% for the six-month period. The Fund outperformed its benchmark S&P North American Natural Resources Sector Index (SPGINRTR)1 which rose 14.74%. By contrast, the S&P Goldman Sachs Commodity Index (SPGSCITR)2 was up 41.44% year to date through June 30, 2008. (SPGSCITR provides a measure of the performance of underlying commodities markets.) The Fund continued to demonstrate compelling diversification benefits, given its low correlation to traditional financial markets. For example, domestic U.S. equities declined 11.91% year to date, as measured by the S&P 500 Index3.

The second quarter saw the fastest quarterly rise in commodity prices in 25 years. We therefore believe that we are likely to experience a retrenchment in prices.

Does this mean that we are in the midst of a commodity “bubble”? In our view, the current natural resources “super cycle” remains strong, albeit with increased volatility among commodity-related equities. A debate is underway on the impact of speculative investors, including pension plans and hedge funds, and rising commodity prices. Nevertheless, the supply-demand gap for many commodities continued to widen in the first half of the year, particularly in energy and agriculture. We continue to believe that market fundamentals will provide ongoing opportunities for prudent investors.

The Fund’s positions in energy and precious metals contributed most to its relative results so far in 2008. The Fund is a flexible, actively managed portfolio and employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review
Hard assets and commodity-related investments saw continued positive performance in the first half of 2008. We are now in the seventh consecutive year in which these investments have outpaced more traditional financial asset classes. In sharp contrast, several investment categories fared poorly, particularly those affected by the ever-widening U.S. mortgage crisis. According to Morningstar4, the average natural resources mutual fund gained 18.47% for the six months ended June 30, 2008, compared to a net loss of 10.6% for the average U.S. diversified equity fund.

During the period, crude oil prices soared above $143 a barrel for the first time, gaining 49.0% . Gold bullion prices reached an all-time high of $1,033 per ounce on March 18, before retreating to close at $925.40 for a net gain of 11.0%. Natural gas prices were up 69.6%.

Global demand for commodities continued to accelerate in the first half with strong, continuous growth from the developing BRIC (Brazil, Russia, India and China) countries. Persistently high production costs have elevated the floor of many commodity prices worldwide. In particular, higher energy costs have translated into higher production and extrication costs for most commodities.

Governments in the developing world have been trying hard to tame the rise in commodity prices, by balancing supply and demand. To combat rising inflation, many central banks are poised to raise interest rates. Here in the U.S., investors continue to deal with the weight of a deteriorating economy on the back of the subprime mortgage crisis, and growing inflation fears.

The financial system also came under extreme pressure with the collapse of Bear Stearns in March, causing the Federal Reserve Board (“the Fed”) to put taxpayer money at risk by guaranteeing Bear Stearns’ illiquid mortgage- and asset-backed securities. At this writing, the credit crisis continues to unravel, and U.S. Treasury Secretary Henry Paulson announced government plans to bailout the ailing mortgage giants, Fannie Mae and Freddie Mac.

Worldwide Hard Assets Fund

Energy
The past 18 months have seen a meteoric rise in energy prices, particularly crude oil, natural gas and coal. Crude oil prices climbed from a low of $51 per barrel in late January 2007 to a high of $143 per barrel in the second half of 2008—a 180% rise. Despite seven years of rising prices, world oil consumption continues to grow. The U.S. consumer has especially felt the pinch as regular-grade gasoline retail prices hit $4.09 per gallon on June 30. Natural gas prices soared 69.6% in the first half. Coal equities gained 40.1% as measured by the Stowe Coal IndexSM 5.

Strong demand out of Asia for both crude and distillate oil was a key factor driving crude oil prices higher during the first half. On the supply side, key oil producing countries including Mexico, Venezuela, Nigeria and Russia had difficulty maintaining production levels. Geopolitical risks have been particularly notable in Nigeria, OPEC’s (Organization of the Petroleum Exporting Countries) fifth largest oil producer, where ongoing violence continues. Also, fears of supply disruption in Iran have escalated as tension builds between Israel and Iran. Power shortages in China, also reawakened the need to ensure that supplies are available. Finally, global supply was also constrained by OPEC’s decision in March to maintain current production levels until it next convenes in September.

Natural gas prices increased on major exploration discoveries, falling inventories and strong overseas market demand that continued to divert liquid natural gas cargoes away from the U.S. Also, colder winter weather in China last year increased the use of natural gas for heating. Looking ahead, despite a strong increase in domestic natural gas production here in the U.S., we expect pricing to remain strong throughout the summer months.

The coal market remained very tight throughout the first half of 2008. Unlike the U.S., Asia is experiencing healthy growth in the construction sector and increasing its demand for steel.

Rising energy commodity prices and strong first quarter earnings benefited energy related stocks, particularly those of oilfield services companies, reflected by the 12.4% gain of the Energy Select Sector Index (IXE)6 in the first half.

Precious Metals
Precious metal-related assets outperformed more traditional financial markets. For the six-month period, gold bullion prices advanced $91.48 per ounce, or 11%, to close on June 30, 2008 at $925.40. The precious metal reached an all-time high of $1,033 per ounce on March 18. Since then, gold has pulled back, consolidating in a price range of approximately $860 to $940 per ounce.

Several themes supported gold bullion prices during the first half of 2008, including the deteriorating U.S. economy, U.S. dollar weakness and strong global investment demand as gold gained support as a hedge against inflation. Higher-than-expected food and energy prices caused several countries to experience their highest levels of inflation in many years, an environment that promotes gold as a refuge. It is worth noting that higher gold bullion prices dampened fabrication demand during the period, as jewelers awaited further price weakness. However, despite the drop in consumption, demand grew by 12% due to the higher prices in U.S. dollar terms.

Among other precious metals prices, platinum prices rose nearly 36% and silver prices climbed nearly 18% in the first half. In terms of precious metals equities, gold shares gained 5.62% as measured by the Amex Gold Miners Index (GDM)7, lagging bullion’s rise. At the same time, the Philadelphia Stock Exchange Gold and Silver (XAU) Index8 returned 13.12%.

Base and Industrial Metals
Among base and industrial metals, there was a considerable disparity in the first half, with copper and aluminum prices both rising approximately 30%, while lead and uranium prices were down more than 30%. Generally speaking, the first quarter was much better for metals than the second quarter.

Worldwide Hard Assets Fund

For example, power cuts to smelters in China and South Africa caused production to decrease and the price of aluminum to increase by 25% in the first quarter, while copper prices rose approximately 28% and nickel prices gained over 13%. Zinc was the exception, down over 2% in the first quarter.

By contrast, many base and industrial metals were hurt in the second quarter by growing recessionary worries, resulting in a glut in supply. Zinc was among the hardest hit, plunging more than 30% from its March peak, and ending the second quarter off 17% (a total decline of 19% in the first half). Also in this quarter, nickel fell 26% and lead fell 36%.

Paper and Forest Products
As was the case in 2007, the paper and forest products sector remained subdued in the first half of 2008. The worst housing slump in the U.S. in more than 25 years continues to have a negative impact on the demand for forest products. Sales of timber and other building materials are down significantly in both the U.S. and Canada. However, the paper pulp market has enjoyed several good years with prices being supported by higher energy and fiber costs. Increased demand from Asia is driving a huge appetite for both virgin pulp and recycled fiber.

Real Estate
The recent real estate investments slump, which is global in scope, is easily grasped given the aftershocks of the U.S. mortgage market collapse and liquidity crunch, impacting markets both here and abroad.

Fund Review
Energy Holdings
As was the case in 2007, energy was the Fund’s dominant sector for the first half of 2008. The Fund’s energy allocation began the year at 63.3% and was 60.1% at midyear; while basically unchanged, there was quite a bit of profit taking in the first half. Our focus on energy-related companies, predominantly in North America, was prudent, given that it was the greatest contributor to the Fund’s relative returns for the period.

In the first half, standouts among the Fund’s energy holdings included several coal companies. Higher “met coal” (coking and pulverized coal used in making steel) pricing helped propel the fortunes of several coal companies owned by the Fund, including Alpha Natural Resources, Walter Industries, James River Coal and International Coal Group. Of these, metallurgical coal producer Alpha Natural Resources (4.6% of Fund net assets as of June 30, 2008) deserves the biggest applause. As a leading producer of high-quality high-revenue coals, Alpha enjoyed a phenomenal year given its 221.1% share price gain. At this writing, Cleveland-Cliffs and Alpha Natural Resources announced a definitive merger agreement under which Cleveland-Cliffs will acquire all of the outstanding shares of Alpha in a friendly stock-and-cash transaction valued at approximately $10 billion; the new company will be called Cliffs Natural Resources.

Florida’s Walter Industries (2.8% of Fund net assets†) was also a top energy contributor, with its shares also rising on higher met coal pricing expectations and internal operations improvements. Earlier this year, the company announced a restructuring of JWH Holding Company, LLC, the company’s financing and homebuilding business. In June, Walter also commenced a large public stock offering to help raise cash to offset its loan burden. Texas-based Range Resources (1.9% of Fund net assets†), a U.S. regional oil and gas player, was also a top-performer for the Fund. In April 2008, the company announced record production revenues for the first quarter, its 21st consecutive quarter and sixth consecutive year of sequential production growth.

By contrast, the Fund did hold a few performance detractors among its energy holdings in the first half, most notably integrated oil company Marathon Oil (position sold by mid-year), Valero Energy (0.8% of Fund net assets†) and Frontier Oil (1.0% of Fund net assets†). The share prices of all three companies declined on lower refining margins. The historically high oil prices in the first half that are expected to contribute to large profits for the major oil companies are dragging heavily on companies that engage in

Worldwide Hard Assets Fund

refining operations. For these firms, earnings are down substantially from a year ago and their declining stock prices reflect the difficult operating environment. In addition, with demand for gasoline having fallen, companies do not seem to be able to raise prices fast enough to keep up with escalating expenses.

Precious Metals Holdings
We started the year with a 14.0% precious metals allocation, which we reduced to 11.0% as of June 30 on profit taking. Throughout the first half, we continued to benefit from our strategy of taking advantage of M&A potential, favoring attractively priced small-cap or “junior” mining companies and limiting the Fund’s exposure to struggling South African gold stocks where mines are facing rapidly rising costs, disappointing export tonnage and power shortages. We have eliminated what little South African gold stocks were left in the Fund’s portfolio, as the region, in our view, is offering few attractive prospects.

Canada’s Agnico-Eagle Mines’ (1.8% of Fund net assets†) shares advanced, as it commissioned the Goldex mine in Quebec, its first of five planned growth projects. Canada’s Kinross Gold’s (1.7% of Fund net assets†) international skills paid off with the start-up of its world-class Kupol mine in Russia. Kinross continued to gain wider acceptance as a quality large-cap gold company. The markets are beginning to recognize upper management’s success at reshaping the company into a top contender focused on growth with new projects in the Americas and in Russia coming on stream. Finally, the U.K.’s Randgold Resources (1.6% of Fund net assets†) increased its resources at Tongon in the Ivory Coast.

Negative contributors, although to a much smaller degree than our energy detractors, included Silver Wheaton (0.3% of Fund net assets†), whose stock price fell on the back of Goldcorp’s entire 48% interest. Goldcorp was a key player in the initial formation of Silver Wheaton.

Base and Industrial Metals Holdings
The base and industrial metals group was the third strongest contributor to the Fund’s performance in

2008’s first half. The Fund’s allocation increased from 11.4% at year-end 2007 to 15.4% as of June 30, 2008.

Steel-maker Nucor Corp. (2.9% of Fund net assets†) was a solid Fund contributor. The company announced record consolidated net earnings for the second quarter on global strength in the steel market, recent acquisitions and its ability to contain prices despite rising costs. Eurasian Natural Resources (0.4% of Fund net assets†), one of Kazakhstan’s largest companies, enjoyed strong earnings due to higher aluminum prices, ferrochrome and iron ore contract prices. London-listed diversified miner Anglo American (1.1% of Fund net assets†) also helped the Fund’s results, benefitting from the rally in platinum and coal.

We sold out of Australia’s diversified metals producer Rio Tinto Group (position sold by mid-year), as it continues to wrestle with a hostile takeover bid from bigger rival BHP Billiton (2.0% of Fund net assets†). Declining sales for Kaiser Aluminum (0.4% of Fund net assets†) also caused this holding to detract from the Fund’s results. Kaiser, along with the global aluminum industry, has been hard hit by rising input and energy prices, a weak U.S. dollar and soaring global inventories amid a slowdown in the U.S. housing and automobile markets.

Paper and Forest Product Holdings
We began the year with a very small allocation to paper and forest products (1.0%) and ended the period with just a 0.7% allocation. Given the industry-wide slump, the Fund’s three holdings underperformed, including U.S.’ Weyerhaeuser Co., Canada’s Timberwest Forest and Mercer International (0.4%, 0.2%, and 0.1%, respectively, of Fund net assets†).

Real Estate Holdings
As was the case in 2007, the real estate sector was not a primary focus for the Fund in the first half of 2008, with your Fund’s allocation at 0.1% as of June 30, 2008. The Fund’s real estate holding, Killam Properties (0.1% of Fund net assets†), was a negative performer for the period.

Worldwide Hard Assets Fund

Other Holdings
Agricultural product companies continued to garner attention in 2008, as agriculture commodities continued to tally positive pricing results. Global food shortages along with record-breaking floods in the U.S. Midwest helped support prices. In the month of June alone, corn prices climbed 21%, wheat 10%, and soybeans 16%. In terms of your Fund, Monsanto (1.2% of Fund net assets†), a global agricultural products provider, helped the Fund’s performance in the first half.

*      *      *

The Worldwide Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. Despite this decade’s historic rise in valuations in the hard asset category, we continue to believe that there are pockets of good value to be found in select hard asset equities. However, we caution investors that headwinds have increased, and that we are likely to experience a modest cyclical retrenchment.

Capital markets are expected to continue to wrestle with growing inflation fears, which as they increase are expected to put pressure on central banks worldwide to tighten monetary policy, particularly in the key commodity-demand-driven emerging markets of China, India, and Brazil. Growing inflation is likely to modestly dampen demand, thereby putting modest downward pressure on prices. At the same time, however, it is expected that commodity prices will continue to be supported by constrained supplies. In summary, we believe that long-term, commodity prices will continue to be reinforced by a combination of global economic growth (particularly among the emerging economies), supply-side constraints, the progress toward clean and alternative energy, and resource nationalism.

Finally, we are pleased to announce that analyst Ed Mitby has joined Van Eck to look for investment opportunities within the alternative energy universe. This sector is becoming increasingly important to a comprehensive hard assets and energy portfolio strategy, as nations rethink their reliance on traditional carbon-based energy sources such as coal and oil.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

July 22, 2008

Worldwide Hard Assets Fund

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future. We maintain our belief that the fundamental drivers of the commodities markets remain strong and that an allocation to hard assets within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

Investment Team Members:

Derek S. van Eck Chief Investment Officer	Charles T. Cameron

Geoffrey R. King	Gregory F. Krenzer

Shawn Reynolds
Joseph M. Foster	Samuel R. Halpert

Edward T. Mitby	Charl P. de M. Malan

Worldwide Hard Assets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

† All Fund assets referenced are Total Net Assets as of June 30, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

2 The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

3 The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

4 Morningstar, Inc. is a leading provider of independent investment research in the United States and in major international markets.

5 The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

6 The Energy Select Sector Index (IXE) seeks to provide an effective representation of the S&P 500 Index’s energy sector. The energy sector includes oil, gas and consumable fuels as well as energy equipment & services companies.

7 The Amex Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold. The American Stock Exchange (Amex) owns, calculates and maintains GDM.

8 The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

Worldwide Hard Assets Fund

Geographical Weightings
as of June 30, 2008*
(unaudited)

Sector Weightings** as of
June 30, 2008
Energy	60.1%
Industrial Metals	15.4%
Precious Metals	9.0%
Basic Industry	3.3%
Capital Goods	1.8%
Chemicals	1.5%
Services	0.9%
Consumer Goods	0.7%
Paper and Forest	0.7%
Utilities	0.6%
Real Estate	0.1%
Money Market Fund	3.9%
Exchange Traded Fund	2.0%

*   Percentage of net assets.
** Percentage of investments.
Portfolio is subject to change.

Worldwide Hard Assets Fund

Top Ten Equity Holdings*
June 30, 2008 (unaudited)

Alpha Natural Resources, Inc. (U.S., 4.6%)
Alpha Natural Resources is an Appalachian coal supplier. The company produces, processes and sells steam and metallurgical coal from eight regional business units, supported by 32 active underground mines, 26 active surface mines and 11 preparation plants located throughout Virginia, West Virginia, Kentucky, and Pennsylvania.

National Oilwell Varco, Inc. (U.S., 2.9%)
National Oilwell Varco is a provider of equipment and components used in oil and gas drilling and production operations, oilfield services, and supply chain integration services to the upstream oil and gas industry.

Nucor Corp. (U.S., 2.9%)
Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

Occidental Petroleum Corp. (U.S., 2.9%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Devon Energy Corp. (U.S., 2.8%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and in Azerbaijan and Brazil.

Walter Industries, Inc. (U.S., 2.8%)
Walter Industries is a diversified company and a significant producer of high-quality metallurgical coal for worldwide markets and is a leader in homebuilding and financing. The company offers a line of products and services, including coal and natural gas, furnace and foundry coke and slag fiber, mortgage financing, and home construction.

Cameron International Corp. (U.S., 2.7%)
Cameron International is a provider of flow equipment products, systems and services to worldwide oil, gas and process industries. The company’s operations are organized into three business segments: drilling & production systems, valves & measurement, and compression systems.

XTO Energy, Inc. (U.S., 2.6%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the U.S., concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Weatherford International Ltd. (U.S., 2.5%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Anadarko Petroleum Corp. (U.S., 2.4%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 to June 30, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2008 -
		January 1, 2008	June 30, 2008	June 30, 2008
Initial Class	Actual	$1,000.00	$1,236.90	$5.17
	Hypothetical**	$1,000.00	$1,020.24	$4.67
Class R1	Actual	$1,000.00	$1,236.70	$5.23
	Hypothetical**	$1,000.00	$1,020.19	$4.72
Class S	Actual	$1,000.00	$1,235.00	$7.06
	Hypothetical**	$1,000.00	$1,018.55	$6.37

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2008) of 0.93% on Initial Class Shares, 0.94% on Class R1 Shares and 1.27% on Class S Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses

Worldwide Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 95.0%
Australia: 1.9%
1,878,428	Iluka Resources Ltd. † #	$8,512,046
6,496,999	Lihir Gold Ltd. † #	20,555,511
		29,067,557
Brazil: 2.5%
501,000	Cia Vale do Rio Doce
	(ADR)	17,945,820
268,000	Petroleo Brasileiro S.A.
	(ADR)	18,982,440
		36,928,260
Canada: 9.8%
269,000	Addax Petroleum Corp.	12,989,664
373,500	Agnico-Eagle Mines Ltd.
	(USD)	27,777,195
1,614,800	Brazilian Resources, Inc. *	0
96,600	CIC Energy Corp. * R	733,239
36,000	FNX Mining Co., Inc. *	850,838
356,152	Goldcorp, Inc. (USD)	16,443,538
202,000	Killam Properties, Inc.	1,465,921
211,855	Kinross Gold Corp.	5,007,066
874,500	Kinross Gold Corp. (USD)	20,646,945
870,000	OPTI Canada, Inc. *	19,708,738
14,800	Petrolifera Petroleum Ltd. *	126,128
968,900	Petrolifera Petroleum
	Ltd. * R	8,257,076
330,000	Silver Wheaton Corp. * †	4,854,369
54,400	Suncor Energy, Inc.	3,158,262
249,600	Suncor Energy, Inc. (USD)	14,506,752
219,500	Timberwest Forest Corp.	2,959,817
11,300	Timberwest Forest Corp. R	152,373
236,205	Yamana Gold Inc.	3,928,643
291,048	Yamana Gold Inc. R	4,840,810
		148,407,374
France 1.1%
46,000	Vallourec S.A. #	16,087,562
Kazakhstan: 0.5%
275,650	Eurasian Natural Resources
	Corp. (GBP) * #	7,262,785
Netherlands: 1.4%
213,500	Arcelor Mittal (USD) †	21,151,445
Norway: 2.6%
426,000	Fred Olsen Energy
	A.S.A. # †	25,808,969
458,498	Seadrill Ltd. † #	13,994,785
		39,803,754
Number
of Shares		Value
South Africa: 2.3%
58,182	Exxaro Resources Ltd. #	$1,068,954
703,100	Impala Platinum Holding
	Ltd. #	27,631,426
11,574,100	Merafe Resources Ltd. * #	6,254,697
		34,955,077
United Kingdom: 6.4%
239,000	Anglo American PLC #	16,785,979
779,000	BHP Billiton PLC. #	29,874,877
533,100	Randgold Resources Ltd.
	(ADR) †	24,618,558
314,000	Xstrata PLC #	25,013,543
		96,292,957
United States: 66.5%
670,200	Alpha Natural Resources
	Inc. * ‡	69,895,158
399,000	American Water Works
	Co. *	8,849,820
485,000	Anadarko Petroleum Corp.	36,297,400
446,200	BPZ Resources Inc. † *	13,118,280
711,000	Cameron International
	Corp. *	39,353,850
132,100	CVR Energy, Inc. *	2,542,925
350,000	Devon Energy Corp. ‡	42,056,000
195,000	Diamond Offshore Drilling,
	Inc.	27,132,300
513,800	El Paso Corp.	11,170,012
528,000	Ellora Oil & Gas, Inc. * # R	9,207,645
314,450	Equitable Resources Inc.	21,715,917
394,000	Exterran Holdings, Inc. * †	28,167,060
286,900	Foster Wheeler Ltd. *	20,986,735
184,550	Freeport-McMoRan Copper
	& Gold, Inc. †	21,627,415
642,600	Frontier Oil Corp. †	15,364,566
220,700	Hess Corp.	27,850,133
1,903,000	International Coal Group,
	Inc. * †	24,834,150
168,860	James River Coal Co. *	9,910,393
104,000	Kaiser Aluminum Corp. †	5,567,120
486,000	McDermott International,
	Inc. *	30,078,540
250,402	Mercer International,
	Inc. * †	1,873,007
141,500	Monsanto Co.	17,891,260
500,944	National Oilwell Varco, Inc. *	44,443,752
496,100	Newfield Exploration Co. *	32,370,525
450,000	Noble Corp.	29,232,000
701,600	NRG Energy, Inc. * †	30,098,640

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Number
of Shares		Value
United States (continued)
584,100	Nucor Corp.	$43,614,747
486,000	Occidental Petroleum Corp.	43,671,960
409,000	Oceaneering International,
	Inc. *	31,513,450
683,100	Petrohawk Energy Corp. *	31,634,361
446,600	Range Resources Corp.	29,270,164
284,000	Schlumberger Ltd.	30,510,120
175,805	Transocean, Inc. *	26,790,924
718,900	Tyson Foods, Inc.	10,740,366
310,700	Valero Energy Corp.	12,794,626
371,400	Walter Industries, Inc.	40,397,178
762,600	Weatherford International
	Ltd. *	37,817,334
109,200	Weyerhaeuser Co. †	5,584,488
566,250	XTO Energy, Inc.	38,793,788
		1,004,768,109
Total Common Stocks
(Cost: $889,753,002)		1,434,724,880
EXCHANGE TRADED FUND: 2.0%
(Cost: $29,246,569)
United States: 2.0%
337,500	StreetTRACKS Gold Trust *	30,847,500
MONEY MARKET FUND: 3.9%
(Cost: $59,126,834)
	AIM Treasury Portfolio -
59,126,834	Institutional Class	59,126,834
Total Investments Before Collateral
for Securities Loaned: 100.9%
(Cost: $978,126,405)		1,524,699,214
SHORT TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 7.0%
(Cost: $104,930,538)
	State Street Navigator
	Securities Lending
104,930,538	Prime Portfolio	104,930,538
Total Investments: 107.9%
(Cost: $1,083,056,943)		1,629,629,752
Liabilities in excess of other assets: (7.9)%		(119,191,608)

NET ASSETS: 100.0%		$1,510,438,144
Number of
Contracts		Value
COVERED OPTIONS WRITTEN:
United States: 0.0%
(565)	Alpha Natural Resources Calls
	($100, expiring 7/19/08)	$(497,200)
(446)	Devon Energy Corp Calls
	($125, expiring 7/19/08)	(93,660)
(Premiums Received: $435,791)		$(590,860)

ADR - American Depository Receipt
CAD - Canadian Dollar
GBP - British Pound
USD - United States Dollar

* - Non-income producing

† - Security fully or partially on loan. Total market value of securities on loan is $101,309,015.

‡ - Collateral for call option.

# - Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $208,058,779, which represents 13.8% of net assets.

R - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, these securities are considered liquid, unless otherwise noted, and the market value amounted to $23,191,143 or 1.5% of net assets.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments
June 30, 2008 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition	% of	% of
Security	Date	of Shares	Cost	Value	Net Assets
CIC Energy Corp.	2/8/07	96,600	$1,224,335	$733,239	0.1%
Ellora Oil & Gas Co. (a)	6/30/06	528,000	6,336,000	9,207,645	0.6
Petrolifera Petroleum Ltd.	3/7/05	722,400	962,197	6,156,375	0.4
Petrolifera Petroleum Ltd.	5/2/07	246,500	665,886	2,100,701	0.1
Timberwest Forest Corp.	12/9/99	11,300	90,651	152,373	0.0
Yamana Gold Inc.	5/29/08	291,048	582,096	4,840,810	0.3
			$9,861,165	$23,191,143	1.5%

(a) - Illiquid security

Summary of Investments by Industry	% of
Excluding Collateral for Securities Loaned (unaudited)	Investments	Value
Basic Industry	3.3%	$51,065,275
Capital Goods	1.8	28,167,060
Chemicals	1.5	23,458,380
Consumer Goods	0.7	10,740,366
Energy	60.1	916,004,278
Industrial Metals	15.4	234,101,134
Paper And Forest	0.7	10,569,685
Precious Metals	9.0	137,184,681
Real Estate	0.1	1,465,921
Services	0.9	13,118,280
Utilities	0.6	8,849,820
Total Common Stock	94.1	1,434,724,880
Exchange Traded Fund	2.0	30,847,500
Money Market Fund	3.9	59,126,834
	100.0%	$1,524,699,214

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

Assets:
Investments, at value (Cost $978,126,405) — including $101,309,015 of securities loaned	$1,524,699,214
Short-term investment held as collateral for securities loaned (Cost $104,930,538)	104,930,538
Receivables:
Investments sold	1,988,769
Shares of beneficial interest sold	2,843,232
Dividends and interest	801,023
Total assets	1,635,262,776

Liabilities:
Payables:
Collateral for securities loaned	104,930,538
Investments purchased	16,126,038
Shares of beneficial interest redeemed	1,575,746
Written options, at value (premiums received $435,791)	590,860
Due to Adviser	998,276
Due to Custodian	400,037
Deferred Trustee fees	80,365
Accrued expenses	122,772
Total liabilities	124,824,632
NET ASSETS	$1,510,438,144

Initial Class Shares:
Net Assets	$1,352,851,497
Shares of beneficial interest outstanding	31,426,480
Net asset value, redemption and offering price per share	$43.05

Class R1 Shares:
Net Assets	$156,303,260
Shares of beneficial interest outstanding	3,634,544
Net asset value, redemption and offering price per share	$43.00

Class S Shares:
Net Assets	$1,283,387
Shares of beneficial interest outstanding	30,085
Net asset value, redemption and offering price per share	$42.66

Net assets consist of:
Aggregate paid in capital	$869,452,936
Unrealized appreciation of investments, foreign currency transactions and options	546,416,645
Accumulated net investment loss	(2,795,210)
Undistributed net realized gain on investments and options	97,363,773
$1,510,438,144

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Operations
Six Months Ended June 30, 2008 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $560,766)		$7,321,616
Interest		398,120
Securities lending income		569,647
Total income		8,289,383

Expenses:
Management fees	$5,375,560
Professional fees	137,434
Insurance	90,065
Reports to shareholders	71,648
Custodian fees	67,712
Trustees’ fees and expenses	30,854
Interest	21,589
Transfer agent fees — Initial Class Shares	7,850
Transfer agent fees — Class R1 Shares	6,575
Transfer agent fees — Class S Shares	6,193
Distribution fees — Class S Shares	659
Other	31,962
Total expenses	5,848,101
Waiver of management fees	(5,376)
Net expenses		5,842,725
Net investment income		2,446,658

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		93,945,437
Net realized loss on foreign currency transactions		(539,973)
Net realized gain on options		3,619,379
Net change in unrealized appreciation (depreciation) of investments and options		180,070,062
Net change in unrealized appreciation (depreciation) of foreign denominated assets
and foreign forward currency contracts		69,305
Net realized and unrealized gain on investments		277,164,210

Net Increase in Net Assets Resulting from Operations		$279,610,868

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2008	2007
	(unaudited)
Operations:
Net investment income (loss)	$2,446,658	$(844,117)
Net realized gain on investments, foreign currency transactions and options	97,024,843	165,340,399
Net change in unrealized appreciation (depreciation) of investments, options,
foreign denominated assets and foreign forward currency contracts	180,139,367	175,978,679
Net increase in net assets resulting from operations	279,610,868	340,474,961
Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(2,696,806)	(873,095)
Class R1 Shares	(390,350)	(116,540)
Class S Shares	(3,815)	(130)
	(3,090,971)	(989,765)
Distributions from net realized capital gains
Initial Class Shares	(147,675,090)	(85,175,310)
Class R1 Shares	(17,488,855)	(11,369,155)
Class S Shares	(101,176)	(12,720)
	(165,265,121)	(96,557,185)
Total dividends and distributions	(168,356,092)	(97,546,950)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	175,055,867	242,386,986
Class R1 Shares	23,350,761	30,746,714
Class S Shares	569,424	656,862
	198,976,052	273,790,562
Reinvestment of dividends and distributions
Initial Class Shares	150,371,896	86,048,405
Class R1 Shares	17,879,205	11,485,695
Class S Shares	104,991	12,850
	168,356,092	97,546,950
Cost of shares redeemed
Initial Class Shares	(103,681,211)	(156,636,423)
Class R1 Shares	(18,663,050)	(36,033,078)
Class S Shares	(169,811)	(178,168)
Redemption fees	30,837	53,702
	(122,483,235)	(192,793,967)
Net increase in net assets resulting from capital share transactions	244,848,909	178,543,545
Total increase in net assets	356,103,685	421,471,556
Net Assets:
Beginning of period	1,154,334,459	732,862,903
End of period (including accumulated net investment loss of ($2,795,210) and
($1,610,924), respectively)	$1,510,438,144	$1,154,334,459
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	4,543,828	7,007,469
Shares reinvested	4,583,112	2,994,029
Shares redeemed	(2,740,911)	(4,612,795)
Net increase	6,386,029	5,388,703
Class R1 Shares:
Shares sold	616,752	891,326
Shares reinvested	545,596	399,781
Shares redeemed	(494,596)	(1,074,684)
Net increase	667,752	216,423
Class S Shares:
Shares sold	14,677	18,870
Shares reinvested	3,226	447
Shares redeemed	(4,406)	(5,553)
Net increase	13,497	13,764

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Six Months
	Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
	(unaudited)

Net Asset Value, Beginning of Period	$41.19		$32.71	$27.73	$18.36	$14.84	$10.30
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.10		(0.02)	0.06	(0.01)	0.08	0.05
Net Realized and Unrealized Gain
on Investments	7.78		12.94	6.64	9.45	3.50	4.54
Total from Investment Operations	7.88		12.92	6.70	9.44	3.58	4.59
Less:
Dividends from Net Investment Income	(0.11)		(0.05)	(0.02)	(0.07)	(0.06)	(0.05)
Distributions from Net Realized Capital
Gains	(5.91)		(4.39)	(1.70)	—	—	—
Total Dividends and Distributions	(6.02)		(4.44)	(1.72)	(0.07)	(0.06)	(0.05)
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—
Net Asset Value, End of Period	$43.05		$41.19	$32.71	$27.73	$18.36	$14.84
Total Return (a)	23.69	%(e)	45.36%	24.54%	51.67%	24.23%	44.78%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$1,352,851		$1,031,487	$642,822	$424,017	$190,206	$158,683
Ratio of Gross Expenses to Average Net
Assets	0.93	%(d)	1.01%	1.13%	1.17%	1.20%	1.23%
Ratio of Net Expenses to Average Net
Assets (b)	0.93	%(d)	1.01%	1.13%	1.17%	1.20%	1.24%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.40	%(d)	(0.09)%	0.17%	(0.03)%	0.54%	0.59%
Portfolio Turnover Rate	33	%(e)	94%	78%	52%	60%	43%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, this ratio would be 1.00% for the year ended December 31, 2007. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares							Class S Shares
						For the Period						For the Period
	Six Months					May 1, 2004*		Six Months		Year		May 1, 2006^
	Ended					through		Ended		Ended		through
	June 30,		Year Ended December 31,			December 31,		June 30,		December 31,		December 31,
	2008		2007	2006	2005	2004		2008		2007		2006
	(unaudited)							(unaudited)
Net Asset Value,
Beginning of Period	$41.18		$32.70	$27.73	$18.36	$14.54		$41.05		$32.72		$32.55
Income (Loss) from Investment
Operations:
Net Investment Income
(Loss)	0.10		(0.03)	0.04	0.01	0.03		0.14		(0.03)		0.07
Net Realized and Unrealized
Gain on Investments	7.76		12.95	6.65	9.43	3.79		7.60		12.80		0.10
Total from Investment
Operations	7.86		12.92	6.69	9.44	3.82		7.74		12.77		0.17
Less:
Dividends from Net
Investment Income	(0.13)		(0.05)	(0.02)	(0.07)	—		(0.22)		(0.05)		—
Distributions from Net
Realized Capital Gains	(5.91)		(4.39)	(1.70)	—	—		(5.91)		(4.39)		—
Total Dividends and
Distributions	(6.04)		(4.44)	(1.72)	(0.07)	—		(6.13)		(4.44)		—
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	(c)	—	(c)	—	(c)	—	(c)
Net Asset Value, End of
Period	$43.00		$41.18	$32.70	$27.73	$18.36		$42.66		$41.05		$32.72
Total Return (a)	23.67	%(e)	45.37%	24.49%	51.61%	26.27	%(e)	23.50	%(e)	44.83%		0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of
Period (000)	$156,303		$122,166	$89,949	$84,113	$25,952		$1,283		$681		$92
Ratio of Gross Expenses to
Average Net Assets	0.94	%(d)	1.02%	1.15%	1.19%	1.32	%(d)	2.49	%(d)	5.79	%(d)	11.91	%(d)
Ratio of Net Expenses to
Average Net Assets (b)	0.94	%(d)	1.02%	1.15%	1.19%	1.24	%(d)	1.27	%(d)	1.20	%(d)	1.21	%(d)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.38	%(d)	(0.10)%	0.14%	(0.06)%	0.39	%(d)	0.12	%(d)	(0.30	)%(d)	0.61	%(d)
Portfolio Turnover Rate	33	%(e)	94%	78%	52%	60%		33	%(e)	94%		78%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.01% and 1.14% for the Class R1 Shares for the years ending December 31, 2007 and 2006, respectively, and 1.26% and 1.19% for the Class S Shares for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.
^	Inception date of Class S Shares.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes To Financial Statements
June 30, 2008 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, Class R1 Shares that became available for purchase on May 1, 2004 and Class S Shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157)—In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007.This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of June 30, 2008 is as follows:

	Level 2	Level 3
Level 1	Significant	Significant	Market
Quoted	Observable	Unobservable	Value of
Prices	Inputs	Inputs	Investments
$1,421,570,973	$208,058,779	None	$1,629,629,752

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the six months ended June 30, 2008 were as follows:

	Number
	of
	Contracts	Premiums
Options outstanding at beginning of period	3,388	$1,602,704
Options written	6,612	2,727,274
Options exercised	(1,329)	(274,807)
Options expired	(7,660)	(3,619,380)
Options outstanding at end of period	1,011	$435,791

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When the Fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. At June 30, 2008, the Fund had no futures contracts outstanding.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. At June 30, 2008, the Fund had no structured notes outstanding.

G. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2007 through April 30, 2008, the Adviser had agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.20% of average daily net assets for the Initial Class Shares, Class R1 Shares and Class S Shares. For the period May 1, 2008 through April 30, 2009, the waiver is 1.20% for the Initial Class Shares and Class R1 Shares and 1.35% for the Class S Shares. For the six months ended June 30, 2008, the Adviser waived management fees in the amount of $5,376 attributable to Class S Shares. Certain of the officers and trustees of the Trust are

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund.The amount paid under the Plan in any one year is limited to 0.15% of the Class S Shares average daily net assets.

Note 5—Investments—For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investments—other than U.S. government securities and short-term obligations aggregated $477,046,153 and $405,518,316, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2008 was $1,087,620,548 and net unrealized appreciation aggregated $542,009,204 of which $563,586,196 related to appreciated securities and $21,576,992 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

	During the	During the
	Six Months Ended	Year Ended
	June 30,	December 31,
	2008	2007
Ordinary income	$63,722,086	$29,648,994
Long term capital gains	104,634,006	67,897,9506
Total	$168,356,092	$97,546,950

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2007). The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2008, the aggregate shareholder accounts of three insurance companies owned approximately 65%, 17% and 8% of the Initial Class Shares and one of whom owned approximately 100% of the Class R1 Shares. Additionally, one other insurance company owned approximately 100% of the outstanding Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 9—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2008, there were no equity swaps outstanding.

Note 12—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2008, there were no commodity swaps outstanding.

Note 13—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2008, the Fund borrowed under this Facility. The average daily balance during the 6 day period during which the loan was outstanding amounted to $7,314,796 and the weighted average interest rate was 4.16%. At June 30, 2008, there were no outstanding borrowings by the Fund under the Facility.

Note 14—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2008, the market value of securities on loan was $101,309,015, and the related collateral for securities on loan was $104,930,538.

Note 15—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Van Eck Worldwide Insurance Trust

WORLDWIDE BOND FUND
WORLDWIDE EMERGING MARKETS FUND
WORLDWIDE HARD ASSETS FUND
WORLDWIDE REAL ESTATE FUND

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 11 and 12, 2008 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2007 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

Van Eck Worldwide Insurance Trust

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with investigations concerning market timing and related matters. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- and two-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall expense ratio, net of fee waivers, was the lowest in its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2007; (2) the Adviser has agreed to waive or to reimburse expenses through April 2009 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2007, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 28, 2008
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 28, 2008
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  August 28, 2008
     -----------------